FIRST FUNDS

Core Equity Portfolio

Capital Appreciation Portfolio

Intermediate Bond Portfolio

Tennessee Tax-Free Portfolio

Cash Reserve Portfolio

U.S. Government Money Market Portfolio

Municipal Money Market Portfolio

SUPPLEMENT DATED JUNE 25, 2004
TO THE PROSPECTUS

DATED OCTOBER 28, 2003

The following information supplements and should be read in conjunction with the information provided in the Portfolios’ Prospectus dated October 28, 2003.

The third sentence under the section entitled, “What is the Effect of Federal Income Tax on this Investment” on page 43 of the Prospectus should be deleted in its entirety and replaced with the following sentence:

“Income dividends for the Core Equity and Capital Appreciation Portfolios, if any, are paid annually.”